                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          October 4, 1999


                             MCM Capital Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                000-26489                  48-1090909
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


500 West First Street, Hutchinson, Kansas                         67501
 (Address of Principal Executive Offices)                       (Zip Code)


Registrant"s telephone number, including area code            (800) 759-0327

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      On October 6, 1999, MCM Capital Group, Inc. (the "Company") announced that John F. Craven had been named to the newly created position of Chief Operating Officer of the Company. In connection with his employment, Mr. Craven entered into a one-year employment agreement and was granted options to purchase up to 25,000 shares of the Company's common stock under the Company's 1999 Equity Participation Plan.

      Copies of Mr. Craven's employment agreement and the press release with respect to the foregoing announcement are being filed as exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
 10.1       Employment Agreement between the Company and John F. Craven

 99.1       Press Release dated October 6, 1999

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MCM Capital Group, Inc.

                                                   /s/ R. Brooks Sherman
                                                By _____________________________
                                                R. Brooks Sherman
                                                Executive Vice President
                                                and Chief Financial Officer
Dated: October 8, 1999

                                  Exhibit Index

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
  10.1      Employment Agreement between the Company and John F. Craven

  99.1      Press Release dated October 6, 1999